Filed Pursuant to Rule 497(a)

Registration No. 333-231247

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

WhiteHorse Finance, Inc. (Ticker: WHF) has mandated Raymond James to arrange a series of fixed-income investor calls. The calls will take place on Wednesday, November 17th, and Thursday, November 18th. Raymond James will coordinate logistics and an investor presentation will be made available. WHF currently has a BBB+ senior unsecured rating from Egan-Jones.

The Company will be represented by:

Stuart Aronson – Chief Executive Officer

Joyson Thomas – Chief Financial Officer

Call Schedule

Wednesday, November 17th

12:00PM – 12:45PM ET

4:00PM – 4:45PM ET

Thursday, November 18th

1:00PM – 1:45PM ET

3:00PM – 3:45PM ET

This announcement is confidential and is for your information only and is not intended to be distributed or reviewed by anyone other than you. This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities of WhiteHorse Finance, Inc., nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction.

If WhiteHorse Finance, Inc. were to conduct an offering of securities in the future, it would be made under WhiteHorse Finance, Inc.’s registration statement filed with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus relating to that offering. Alternatively, WhiteHorse Finance, Inc. may offer securities only to qualified institutional buyers (as defined in Rule 144A under the Securities Act) by means of an offering memorandum. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of WhiteHorse Finance, Inc. before investing. When available, a copy of the prospectus supplement or offering memorandum, as well as any final term sheet relating to such transaction, will contain this and other information about WhiteHorse Finance, Inc. and can be obtained from the underwriters of that offering or from WhiteHorse Finance, Inc. You are advised to obtain a copy of the prospectus supplement or offering memorandum and to carefully review the information contained or incorporated by reference therein before making any investment decision.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.